                                                                      Exhibit 12


                          [Susan Hirt Hagen Letterhead]

                                        December 30, 2002



VIA HAND DELIVERY

Jan Van Gorder, Esq., Corporate Secretary
Erie Indemnity Company
100 Erie Insurance Place
Erie, Pennsylvania 16530

Nominating Committee of the Board of Directors
Erie Indemnity Company
100 Erie Insurance Place
Erie, Pennsylvania 16530
Attention:  Jan Van Gorder, Esq., Corporate Secretary

         Re:      Shareholder Proposals for the 2003 Annual Meeting

         I am hereby submitting this notice (the "Notice") to Erie Indemnity Company (the "Company") in accordance with the provisions of Sections 2.07(a) and (b) of the Amendment and Restatement of Bylaws of the Company, dated September 9, 2002 (the "Bylaws"). My business address is 100 State Street, Suite 440, Erie, Pennsylvania 16507-1456.

         I am the owner of 12 shares of Class B Common Stock, no par value per share, of the Company (the "Class B Common Stock"), and the beneficiary of one of two trusts (the "Trusts") under a trust agreement created by my late father, Henry Orth Hirt, co-founder of the Company and the Erie Insurance Exchange (the "Exchange"). The Trusts beneficially own 2,340 shares (76.72% based on the stated number of shares outstanding in the last Form 10-Q filing) of Class B Common Stock: I am the beneficiary of one of the Trusts which holds 1,170 shares of Class B Common Stock; and my brother, F. William Hirt, is the beneficiary of the other Trust which holds 1,170 shares of Class B Common Stock. In addition, my immediate family is the largest holder of the Company's Class A Common Stock.

         I hereby notify the Company of the following shareholder proposals that I intend to bring before the 2003 Annual Meeting of Shareholders of the Company (the "Annual Meeting"):

(1)      NOMINATION OF CANDIDATES FOR DIRECTOR

         I propose the following persons named below (the "Candidates") for consideration by the Nominating Committee of the Company (the "Nominating Committee") for election to the Board of Directors of the Company (the "Board") at the Annual Meeting. Should the Candidates not be selected by the Nominating Committee, and depending upon the slate of candidates nominated by the Nominating Committee, this Notice constitutes my proposal to nominate a number of the Candidates at the Annual Meeting. The Candidates are:

                        Kenneth B. Frank
                        Susan Hirt Hagen
                        Michael H. Hershock
                        Louis V. Imundo, Jr., Ph.D.
                        Claude C. Lilly, Ph.D., CPCU, CLU
                        Henry N. Nassau, Esq.
                        Ajay Patel
                        Richard J. Pinola, CPA
                        William Schwartz, Esq.
                        William Starbuck, Ph.D.
                        Richard Stover
                        Daniel J. Whelan

         In addition to myself, I am proposing a pool of candidates who are truly independent, as defined by the proposed new NASDAQ listing standards, for the shareholders to consider at the 2003 Annual Meeting in order to increase the number and percentage of independent Directors on the Board. I believe that all the individuals listed are appropriate candidates for election at the Annual Meeting.

         I assume that each of the Company's other three current independent Directors, as defined by the proposed new NASDAQ listing standards, will be renominated by the Nominating Committee to stand for re-election at the Annual Meeting. However, if any of these other independent Directors is not selected by the Nominating Committee when it announces its slate, I hereby reserve the right to renominate any or all of them at the Annual Meeting. Since each of those individuals currently serves on the Board, the Company should be able to access the requisite information required by Section 2.07(a)(4) of the Bylaws in order to update the biographical information contained in the Company's 2002 proxy statement and its recent Form S-3 Registration Statement.

         In addition, if the number of Directors constituting the entire Board is expanded by the Board beyond the currently authorized size of 13 members, I hereby reserve the right to propose additional candidates for the consideration of the Nominating Committee and the shareholders.

         I will appear at the Annual Meeting to make these nominations.

(2)      ADVANCE NOTICE OF DIRECTOR NOMINATIONS

         To permit the two dozen or so voting shareholders of the Company, including the H.O. Hirt Trusts, sufficient time within which to consider and propose the direct nomination of candidates to stand for election to the Board, I propose that Section 2.07 of the Bylaws be amended, effective upon adoption at the Annual Meeting, to (a) add a new paragraph (c) to read as follows:

                  "(c) Nomination of Candidates for Election as Directors. Nominations of persons for election to the Board of Directors may be made at any meeting of Shareholders at which Directors are to be elected (i) by or at the direction of the Nominating Committee of the Board of Directors, or (ii) by any Shareholder who is entitled to vote at any meeting at which such Directors are to be elected (a "Director Nomination") and who complies with the applicable notice procedures set forth in this Section 2.07(c).

                           (1) A Director Nomination shall be made by notice in
                  writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Nominating Committee of the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein and otherwise in accordance with this Section 2.07(c).

                           (2) The corporation shall publicly announce the
                  Nominating Committee's nominees for election to the Board of Directors, in the case of an annual meeting of Shareholders, not less than 60 calendar days nor more than 120 calendar days before the first anniversary of the date of the annual meeting of Shareholders in the immediately preceding year by mailing notice of such nominees to its Shareholders, issuing a press release, filing a periodic report with the SEC, or otherwise publicly disseminating notice of such nominees.

                           (3) Any Director Nomination must be received by the
                  Nominating Committee, in the case of an annual meeting of Shareholders, not more than 30 calendar days following the corporation's public announcement of the Nominating Committee's nominees for Director in connection with such meeting as provided in clause (2) of this Section 2.07(c).

                           (4) Any Director Nomination submitted in connection
                  with an annual meeting of Shareholders in accordance with clause (3) of this Section 2.07(c) shall set forth, with respect to each nominee, the information specified in clause
                  (4) of Section 2.07(a).

                           (5) If a Director Nomination submitted to the
                  Nominating Committee fails, in the reasonable judgment of the Nominating

                  Committee, to contain the information specified in clause (4) of Section 2.07(a) is otherwise deficient, the Chairperson of the Nominating Committee shall, as promptly as is practicable under the circumstances, provide written notice to the Shareholder of such failure or deficiency in the Director Nomination and such Shareholder shall have five business days from receipt of such notice to submit a revised Director Nomination that corrects such failure or deficiency in all material respects.

                           (6) Notwithstanding anything to the contrary
                  contained in this Section 2.07(c), no Shareholder entitled to vote for Directors shall be required to submit a prior written notice of any Director Nomination that such Shareholder intends to make (i) in the case of an annual meeting of Shareholders, if timely announcement of the Nominating Committee's nominees for Director in connection with such meeting shall not have been made in accordance with clause (2) of this Section 2.07(c), or (ii) in the case of any special meeting of Shareholders at which one or more Directors are to be elected, in either of which cases the Director Nomination may be made at such annual or special meeting."; and

(b) amend the first sentence of clause (1) of Section 2.07(b) of the Bylaws in its entirety to read as follows:

                  "(1) A Shareholder of the corporation may bring a matter (other than a proposal to the Nominating Committee of a candidate for election as a Director which is covered by subsection (a) or subsection
         (c) of this Section 2.07) before a meeting of Shareholders only if (A) such matter is a proper matter for Shareholder action and such Shareholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein or (B) the Shareholder complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (as amended) relating to inclusion of Shareholder proposals in the corporation's proxy statement."

         I will appear at the Annual Meeting to present this proposal.

(3)      OTHER SHAREHOLDER PROPOSALS

                  In order to give shareholders a better opportunity to submit proposals (other than in connection with the election of Directors) for a vote of shareholders at annual meetings, I propose that clause (2) of Section 2.07(b) of the Bylaws be amended, effective upon adoption at the Annual Meeting, in its entirety to read as follows:

                  "(2) In the case of an annual meeting of Shareholders, any such written notice of presentation of a matter by a Shareholder must be received by the Secretary of the corporation not less than 60 calendar days nor more than 120 calendar days before the first anniversary of the date of the annual meeting of Shareholders in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders that is called for a date which is not within 30 calendar days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, any such written notice of presentation by a Shareholder of a matter must be received by the Secretary of the corporation within five business days after the earlier of the date the corporation shall have mailed notice to its Shareholders that an annual meeting of Shareholders will be held, issued a press release, filed a periodic report with the SEC, or otherwise publicly disseminated that an annual meeting of Shareholders will be held."

         I will appear at the Annual Meeting to present this proposal.

(4)      FIXING THE SIZE OF THE BOARD

         To fix the number of Directors serving on the Board and to provide that such number cannot be changed except by a vote of the shareholders, I propose that the first sentence of Section 3.02 of the Bylaws be amended, effective upon adoption at the Annual Meeting, in its entirety to read as follows:

                  "The Board of Directors shall consist of thirteen (13) Directors, the majority of whom shall be citizens and residents of the United States, each of whom shall be at least eighteen (18) years of age, elected at the Annual Meeting of Shareholders, to serve until the ensuing Annual Meeting and until a successor is elected and qualified or until his or her earlier death, resignation or removal."

         I will appear at the Annual Meeting to present this proposal.

(5)      FILLING BOARD VACANCIES

         To eliminate the power of the Board to fill any vacancies and newly created directorships and to vest such power exclusively in the shareholders, I propose that Section 3.14 of the Bylaws be amended, effective upon adoption at the Annual Meeting, in its entirety to read as follows:

                  "Section 3.14. Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, may be filled only by Shareholders entitled to vote thereon at a meeting duly called and held for such purpose, and each person so selected shall be a director to serve for the balance of the unexpired term, and until a successor has been selected and qualified or until his or her earlier death, resignation or removal."

         I will appear at the Annual Meeting to present this proposal.

(6)      BYLAW AMENDMENTS

         To ensure that the foregoing amendments to the Bylaws can only be amended in the future by the shareholders of the Company, for whose benefit such amendments are being proposed, I propose that Section 8.01 of the Bylaws be amended, effective upon adoption at the Annual Meeting, in its entirety to read as follows:

                  "Section 8.01. Amendments. These bylaws may be altered, amended or repealed and new bylaws adopted, either (i) by vote of the Shareholders at any duly organized annual or special meeting of Shareholders, or (ii) with respect to those matters that are not by statute committed expressly to the Shareholders and regardless of whether the Shareholders have previously adopted or approved the bylaw being amended or repealed, by vote of a majority of the Board of Directors of the corporation in office at any regular or special meeting of Directors; provided, however, that a vote of the Shareholders shall be required to amend, repeal or adopt any provision inconsistent with Section 2.07, the first sentence of Section 3.02,
         Section 3.14 or this Section 8.01 of these bylaws. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution affecting the change."

         I will appear at the Annual Meeting to present this proposal.

                                  *    *    *

         I hereby advise you that certain information relating to each of the Candidates as required by the Bylaws is set forth herein and in Annexes A through L of this Notice.

         Except as set forth herein or in any of such Annexes, to the best of my knowledge (i) no Candidate owns any securities of the Company or any parent or subsidiary of the Company, directly or indirectly, beneficially or of record, or has purchased or sold any securities of the Company within the past two years, and none of such Candidate's associates beneficially owns, directly or indirectly, any securities of the Company; (ii) no Candidate, his associates or any member of his immediate family, has any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates or (b) with respect to future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction, or series of similar transactions, that has occurred since January 1, 2001 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is a party and in which the amount involved exceeds $60,000; (iii) no Candidate is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (iv) no Candidate or any of his associates has any arrangement or understanding with any person pursuant to which he was or is to be selected as a Director, nominee or officer of the Company; and (v) there is no other information with respect to any Candidate that is required to be disclosed in solicitations of proxies for election of Directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated under the Securities Exchange Act of 1934, as amended. Although not specifically required to be disclosed by the proxy solicitation rules promulgated by the SEC, in the interest of full disclosure, I do want to point out that one of the Candidates, Richard L. Stover, along with my husband and current Director Henry N. Nassau, serve as directors of Bliley Technologies, Inc., a private company owned by Roger W. Richards, Esq., who serves as legal counsel for my family. Matters disclosed in any part of this Notice, including the Annexes, should be deemed disclosed for all purposes of this Notice. The written consent of each Candidate to be nominated and to serve as a Director of the Company is attached to each such Candidate's Annex to this Notice.

         There are no arrangements or understandings between myself and any Candidate and any other person with respect to the proposals contained in this Notice, the election of each Candidate as a Director, or any actions to be proposed or taken by any Candidate if elected as a Director.

         Each of the proposals included in this Notice is a proper matter for shareholder action. This Notice sets forth information which is equivalent to the information that would be required under the proxy solicitation rules of the SEC if proxies were solicited for shareholder consideration of the proposals included in this Notice at a meeting of shareholders, including information required if proxies were solicited for the election of the Candidates as Directors of the Company. I do not currently intend to solicit proxies for the Annual Meeting, but will bear all costs if proxies are solicited by me or on my behalf.

         Finally, In the event that the Nominating Committee (in the case of my proposal contained in this Notice to nominate candidates for election to the Board at the Annual Meeting) or the Board of Directors (in the case of my other proposals contained in this Notice) determines in accordance with clause (5) of
Section 2.07(a) of the Bylaws or clause (5) of Section 2.07(b) of the Bylaws, as the case may be, that this Notice in any way fails to present the required information or is in any other way deficient with respect to the nomination of either any of the Candidates or any of the other current independent Directors, I understand that I will be provided with written notice of such failure or deficiency "as promptly as is practicable under the circumstances" and, in such event, I will have five business days from receipt of such notice to correct such failure or deficiency in all material respects.

                                       Sincerely,

                                       /s/ Susan Hirt Hagen
                                       --------------------
                                       Susan Hirt Hagen

Enclosures:  Annexes A-L

                                                                         ANNEX A


      Name:                 KENNETH B. FRANK (the "Nominee")

      Age:                  58

      Business address:     LawOnTheWeb, L.P.          iInfoTech, L.L.C.
                            Suite 400                  PO Box 65530
                            901 Dulaney Valley Road    Baltimore, MD  21209
                            Baltimore, MD 21204

      Residence address:    1808 Dixon Road

                            Baltimore, MD 21209


      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      Sept. 2001-Present    Founder, Member
                            LawOnTheWeb, L.P.
                            Baltimore, MD
                            (Software development and consulting company)

      2001-Present:         Founder, President and CEO
                            iInfoTech, L.L.C.
                            Baltimore, MD
                            (Software development and consulting company)

      1989-2001:            Founder, President and CEO
                            The Technology Group, Inc.
                            Baltimore, MD
                            (Software development company)

      The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      None

      Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 15, 2002

                                       /s/ Kenneth B. Frank
                                       -----------------------------------------
                                          Kenneth B. Frank

                                                                         ANNEX B

         Name:                 SUSAN HIRT HAGEN (the "Nominee")

         Age:                  67

         Business address:     100 State Street, Suite 440
                               Erie, PA 16507-1456

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         1967-Present:         Co-Trustee, H.O. Hirt Trusts
         1990-1999:            Managing Partner, Hagen Herr & Peppin

         None of the entities listed above is a parent, subsidiary or other affiliate of the Erie Indemnity Company (the "Company"), except for the H.O. Hirt Trusts which hold 78.52% of the controlling Class B stock of the Company. The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Erie Indemnity Company
         Eric Family Life Insurance Company

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock:

         12 shares Class B stock, 1990
         1,170 shares Class B stock held by H.O. Hirt Trusts, 1967 6,658,800 shares Class A stock, 1954
         10,092,900 shares Class A stock held by Hagen Family Limited
              Partnership of which Nominee is a limited partner, 1989.

         Except for Directors' Deferred Compensation Phantom Units acquired pursuant to the Directors' Compensation Plan, there are no transactions by the Nominee in the securities of Erie Indemnity Company over the last two years.

         Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 17, 2002

                                                /s/ Susan Hirt Hagen
                                                -------------------------
                                                Susan Hirt Hagen

                                                                         ANNEX C

      Name:                 MICHAEL H. HERSHOCK        (the "Nominee")

      Age:                  57

      Business address:     1200 North Seventh Street
                            Harrisburg, PA  17102-1444

      Residence address:    1282 Kuhn Road
                            Boiling Springs, PA 17007

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      September 1994 - December 27, 2002:

                            President and CEO
                            American Education Services
                            Harrisburg, PA

      None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      None

      Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 19, 2002

                                       /s/ Michael H. Hershock
                                       -----------------------------------------
                                          Michael H. Hershock

                                                                         ANNEX D

      Name:                 LOUIS V. IMUNDO, JR., Ph.D. (the "Nominee")

      Age:                  60

      Business address:     6116 Old Spanish Trail
                            Dayton, OH 45459

      Residence address:    6116 Old Spanish Trail
                            Dayton, OH 45459

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      1990-Present:         President
                            Louis V. Imundo, Inc.
                            Dayton, OH
                            (Arbitration and mediation services)

      None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      None

      Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 13, 2002

                                       /s/ Louis V. Imundo, Jr., Ph.D.
                                       -----------------------------------------
                                          Louis V. Imundo, Jr., Ph.D.

                                                                         ANNEX E

         Name:                         CLAUDE C. LILLY, III, Ph.D., CLU, CPCU
                                       (the "Nominee")

         Age:                          56

         Business address:             Belk College of Business Administration
                                       University of North Carolina Charlotte
                                       9201 University City Boulevard
                                       Charlotte, NC 28223

         Residence address:            10315 Pineshadow Drive, Apt. #207
                                       Charlotte, NC 28262

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         May 2000 - Present:           Dean
                                       Belk College of Business Administration
                                       University of North Carolina Charlotte

         July 1998-April 2000:         Interim Dean
                                       Belk College of Business Administration
                                       University of North Carolina Charlotte

         August 1997-Present:          James H. Harris Chair of Risk Management and Insurance
                                       Belk College of Business Administration
                                       University of North Carolina Charlotte

         August 1995-January 1996:     CEO
                                       Quinstone, Inc.
                                       Quincy, FL
                                       (Manufacturing - on leave from Florida State University)

         August 1981-August 1997:      Professor of Risk Management and Insurance
                                       Florida State University
                                       Tallahassee, FL

         None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Erie Indemnity Company
         Erie Family Life Insurance Company

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         500 shares of Class A stock

         Except for Directors' Deferred Compensation Phantom Units acquired pursuant to the Directors' Compensation Plan, the following is a summary of all transactions by the Nominee in the securities of Erie Indemnity Company over the last two years.

                                                Amount of Class A Common Stock
                  Date of Transaction              Purchased (P) or Sold (S)
                  -------------------           ------------------------------
                     11/20/00                                  500 (P)
                     05/26/00                                  200 (P)
                     01/03/02                                  200 (S)


         Attached is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 15, 2002

                                       /s/ Claude C. Lilly, III
                                       ----------------------------------------
                                         Claude C. Lilly, III, Ph.D., CLU, CPCU

                                                                         ANNEX F

         Name:                         HENRY N. NASSAU, ESQ. (the "Nominee")

         Age:                          48

         Business address:             Internet Capital Group, Inc.
                                       435 Devon Park Drive, Building 600
                                       Wayne, PA 19087

         Residence address:            Wilson Farm
                                       1695 Swedesford Road
                                       Malvern, PA 19355

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         May 1999-Present:             Managing Director, General Counsel & Secretary
                                       Internet Capital Group, Inc. (NASDAQ:  ICGE)
                                       (Internet holding company)

         1999-Present:                 Director, Bliley Technologies, Inc.
                                       (Electronics component manufacturer)

         1999-Present:                 Director, various companies associated with Albert Abela Corporation
                                       (Large international food and hospitality corporation)

         September 1987-May 1999:      Partner and Chairman of the Business Department (1/98 - 5/99)
                                       Dechert Price & Rhoads
                                       Philadelphia, PA (Law firm)

         None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Erie Indemnity Company
         Erie Family Life Insurance Company

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         600 shares of Class A stock

         Except for Directors' Deferred Compensation Phantom Units acquired pursuant to the Directors' Compensation Plan, the following is a summary of all transactions by the Nominee in the securities of Erie Indemnity Company over the last two years.

                                        Amount of Class A Common Stock
              Date of Transaction         Purchased (P), or Sold (S)
              -------------------       ---------------------------
                   06/09/2000                       600(P)

         Attached is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 15, 2002

                                       /s/ Henry N. Nassau, Esq.
                                       -------------------------------
                                       Henry N. Nassau, Esq.

                                                                         ANNEX G

      Name:                 AJAY PATEL (the "Nominee")

      Age:                  39

      Business address:     Clear Lake Partners
                            153 E. 53 St., Suite 4800
                            New York, NY 10022

      Residence address:    130 E. 75 St. #7D
                            New York, NY 10021

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      2002:                 Managing Partner
                            Clear Lake Partners
                            New York, NY
                            (asset management)

      2001:                 Managing Partner
                            Merrill Lynch
                            New York, NY
                            (high yield capital markets)

      1999-2000:            Managing Director
                            Donaldson, Lufkin & Jenrette
                            New York, NY
                            (leveraged finance)

      The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      None

      Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 19, 2002

                                       /s/ Ajay Patel
                                       -----------------------------------------
                                          Ajay Patel

                                                                         ANNEX H

      Name:                 RICHARD J. PINOLA, CPA (the "Nominee")

      Age:                  56

      Business address:     1818 Market Street
                            Thirty-Third Floor
                            Philadelphia, PA  19103-3614

      Residence address:    1322 N. Tulip Drive
                            West Chester, PA  19380

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      1994-Present:         Director
                            K-Tron International, Inc. (NASDAQ: KTII)
                            Pitman, NJ
                            (Producer of process control and material handling equipment)

      1992-Present:         Chairman and CEO
                            Right Management Consultants, Inc. (NYSE: RHT)
                            Philadelphia, PA
                            (Career management and human resource consulting)

      1968-1991             President and Chief Operating Officer
                            Penn Mutual Life Insurance Company
                            Philadelphia, PA
                            (Diversified financial services)

      None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      K-Tron International, Inc. (NASDAQ: KTII)
      Right Management Consultants, Inc. (NYSE:  RHT)

      Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated: December 17, 2002

                                       /s/ Richard J. Pinola, CPA
                                       -----------------------------------------
                                       Richard J. Pinola, CPA

                                                                         ANNEX I

      Name:                 WILLIAM SCHWARTZ (the "Nominee")

      Age:                  69

      Business address:     Cadwalader, Wickersham & Taft
                            100 Maiden Lane
                            New York, NY 10038

      Residence address:    860 Fifth Avenue, Apt. 4F
                            New York, NY 10021

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      1998-Present:         Counsel
                            Cadwalader, Wickersham & Taft
                            New York, NY

      1998-Present:         University Professor of Law
                            Cardozo Law School
                            New York, NY

      1993-1998:            Vice President for Academic Affairs
                            Yeshiva University
                            New York, NY

      The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      Director, Viacom and Viacom International

      Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated: December 14, 2002

                                       /s/ William Schwartz, Esq.
                                       -----------------------------------------
                                          William Schwartz, Esq.

                                                                         ANNEX J

      Name:                            WILLIAM H. STARBUCK (the "Nominee")

      Age:                             68

      Business address:                New York University
                                       Stern School of Business
                                       40 West Fourth St. Suite 722
                                       New York, NY 10012-1118

      Residence address:               Penthouse G
                                       2 Washington Square Village
                                       New York, NY 10012-1117

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      1985  - Present:                 ITT Professor of Creative Management
                                       New York University, Stern School of
                                       Business
                                       New York, NY

      The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      None

      Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      The following is a summary of all transactions by the Nominee in the securities of Erie Indemnity Company over the last two years.

                                       Amount of Class A Common Stock
          Date of Transaction            Purchased (P), or Sold (S)
          -------------------          ------------------------------
               12/27/1999                          100 (P)
               05/17/2001                          100 (S)

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 12, 2002

                                       /s/ William H. Starbuck, Ph.D.
                                       -----------------------------------------
                                          William H. Starbuck, Ph.D.

                                                                         ANNEX K

      Name:                 RICHARD L. STOVER (the "Nominee")

      Age:                  60

      Business address:     Birchmere Capital L.L.C.
                            5000 Stonewood Drive, Suite 220
                            Wexford, PA 15090

      Residence address:    1203 Deering Bay Court
                            Gibsonia, PA 15044

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      October 2000-Present:         Managing Principal
                                    Birchmere Capital L.L.C.
                                    Wexford, PA
                                    (Private equity fund)


      August 1999 - October 2000:   Principal
                                    Stover & Associates
                                    Wexford, PA
                                    (Financial consulting)

      November 1996 - August 1999:  President and COO
                                    First Western Bancorp, Inc.
                                    New Castle, PA
                                    (Financial services)

      The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      None

      Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 16, 2002

                                       /s/ Richard L. Stover
                                       -----------------------------------------
                                          Richard L. Stover

                                                                         ANNEX L

      Name:                 DANIEL J. WHELAN (the "Nominee")

      Age:                  57

      Business address:     1717 Arch St., 17th Floor
                            Philadelphia, PA 19103

      Residence address:    247 S. 7th St.
                            Philadelphia, PA 19103

      Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

      1997 - present:       President of Verizon, PA
                            Philadelphia, PA
                            (telecommunications)

      The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

      The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

      Verizon, PA
      Verizon, MD
      Compaq Computer Board of Advisors

      Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

      None

      Attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the election of the Nominee as a director and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

            The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2003 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2003 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 19, 2002

                                       /s/ Daniel J. Whelan
                                       -----------------------------------------
                                          Daniel J. Whelan